February 1, 2007

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention: F. Allen Maulsby

Reference is made to that certain Correspondent Servicing Agreement, dated as of March 7, 2002, as amended by that certain Amendment Reg AB to the Correspondent Servicing Agreement (the “Servicing Agreement”) annexed as Exhibit B, among Colonial Savings, F.A. (the “Servicer”), Lehman Brothers Bank, FSB (the “Bank”) and Aurora Loan Services Inc. (the “Master Servicer”). This notice constitutes a “Transfer Notice” as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of February 1, 2007 annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the “Owner”) pursuant to which the Owner acquired from the Bank all of the Bank’s right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits C-1 and C-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the “Mortgage Loans”). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

Effective Date of Reconstitution: February 1, 2007

Cut-Off Date: February 1, 2007

New Owner: Wells Fargo Bank, N.A., as trustee for the Structured Asset Securities Corporation, Series 2007-2 Certificateholders

Master Servicer: Aurora Loan Services LLC

The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

Except as otherwise disclosed in writing by the Servicer to the Master Servicer and Depositor, the Servicer represents to the Owner, the New Owner and the Master Servicer that there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any party listed on Exhibit D hereto of a type described in Item 1119 of Regulation AB.  Upon request of the Master Servicer or the Depositor, the Servicer shall reconfirm the representation made in this paragraph with respect to any party listed on Exhibit D hereto and any other party identified in writing to the Servicer.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

2

LEHMAN BROTHERS HOLDINGS INC., as Owner

By:________________________________________
Name: Ellen Kiernan
Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
as Servicer

By:_______________________________
Name:
Title:

EXHIBIT A

Assignment and Assumption Agreement

A-1

EXHIBIT B

Servicing Agreement

B-1

EXHIBIT C-1
FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME	DESCRIPTION	FORMAT

INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals
.00 IF PAIDOFF

C-1-1

Exhibit C-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field	Format			Data Description
% of MI coverage	NUMBER(6,5)			The percent of coverage provided by the PMI company in the event of loss on a defaulted loan.
Actual MI claim filed date	DATE(MM/DD/YYYY)			Actual date that the claim was submitted to the PMI company.
Actual bankruptcy start date	DATE(MM/DD/YYYY)			Actual date that the bankruptcy petition is filed with the court.
Actual MI claim amount filed	NUMBER(15,2)			The amount of the claim that was filed by the servicer with the PMI company.
Actual discharge date	DATE(MM/DD/YYYY)			Actual date that the Discharge Order is entered in the bankruptcy docket.
Actual due date	DATE(MM/DD/YYYY)			Actual due date of the next outstanding payment amount due from the mortgagor.
Actual eviction complete date	DATE(MM/DD/YYYY)			Actual date that the eviction proceedings are completed by local counsel.
Actual eviction start date	DATE(MM/DD/YYYY)			Actual date that the eviction proceedings are commenced by local counsel.
Actual first legal date	DATE(MM/DD/YYYY)			Actual date that foreclosure counsel filed the first legal action as defined by state statute.
Actual redemption end date	DATE(MM/DD/YYYY)			Actual date that the foreclosure redemption period expires.
Bankruptcy chapter	VARCHAR2(2)	7= Chapter 7 filed 12= Chapter 12 filed	11= Chapter 11 filed 13= Chapter 13 filed	Chapter of bankruptcy filed.
Bankruptcy flag	VARCHAR2(2)	Y=Active Bankruptcy	N=No Active Bankruptcy	Servicer defined indicator that identifies that the property is an asset in an active bankruptcy case.
Bankruptcy Case Number	VARCHAR2(15)			The court assigned case number of the bankruptcy filed by a party with interest in the property.

C-2-1

MI claim amount paid	NUMBER(15,2)			The amount paid to the servicer by the PMI company as a result of submitting an MI claim.
MI claim funds received date	DATE(MM/DD/YYYY)			Actual date that funds were received from the PMI company as a result of transmitting an MI claim.
Current loan amount	NUMBER(10,2)			Current unpaid principal balance of the loan as of the date of reporting to Aurora Master Servicing.
Date FC sale scheduled	DATE(MM/DD/YYYY)			Date that the foreclosure sale is scheduled to be held.
Date relief/dismissal granted	DATE(MM/DD/YYYY)			Actual date that the dismissal or relief from stay order is entered by the bankruptcy court.
Date REO offer accepted	DATE(MM/DD/YYYY)			Actual date of acceptance of an REO offer.
Date REO offer received	DATE(MM/DD/YYYY)			Actual date of receipt of an REO offer.
Delinquency value	NUMBER(10,2)			Value obtained typically from a BPO prior to foreclosure referral not related to loss mitigation activity.
Delinquency value source	VARCHAR2(15)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Name of vendor or management company that provided the delinquency valuation amount.
Delinquency value date	DATE(MM/DD/YYYY)			Date that the delinquency valuation amount was completed by vendor or property management company.
Delinquency flag	VARCHAR2(2)	Y= 90+ delinq. Not in FC, Bky or Loss mit	N=Less than 90 days delinquent	Servicer defined indicator that identifies that the loan is delinquent but is not involved in loss mitigation, foreclosure, bankruptcy or REO.
Foreclosure flag	VARCHAR2(2)	Y=Active foreclosure	N=No active foreclosure	Servicer defined indicator that identifies that the loan is involved in foreclosure proceedings.
Corporate expense balance	NUMBER(10,2)
Total of all cumulative expenses advanced by the servicer for non-escrow expenses such as but not limited to: FC fees and costs, bankruptcy fees and costs, property preservation and property inspections.

C-2-2

Foreclosure attorney referral date	DATE(MM/DD/YYYY)			Actual date that the loan was referred to local counsel to begin foreclosure proceedings.
Foreclosure valuation amount	NUMBER(15,2)			Value obtained during the foreclosure process. Usually as a result of a BPO and typically used to calculate the bid.
Foreclosure valuation date	DATE(MM/DD/YYYY)			Date that foreclosure valuation amount was completed by vendor or property management company.
Foreclosure valuation source	VARCHAR2(80)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Name of vendor or management company that provided the foreclosure valuation amount.
FHA 27011A transmitted date	DATE(MM/DD/YYYY)			Actual date that the FHA 27011A claim was submitted to HUD.
FHA 27011 B transmitted date	DATE(MM/DD/YYYY)			Actual date that the FHA 27011B claim was submitted to HUD.
VA LGC/ FHA Case number	VARCHAR2(15)
Number that is assigned individually to the loan by either HUD or VA at the time of origination. The number is located on the Loan Guarantee Certificate (LGC) or the Mortgage Insurance Certificate (MIC).

FHA Part A funds received date	DATE(MM/DD/YYYY)			Actual date that funds were received from HUD as a result of transmitting the 27011A claim.
Foreclosure actual sale date	DATE(MM/DD/YYYY)			Actual date that the foreclosure sale was held.
Servicer loan number	VARCHAR2(15)			Individual number that uniquely identifies loan as defined by servicer.
Loan type	VARCHAR2(2)	1=FHA Residential 3=Conventional w/o PMI 5=FHA Project 7=HUD 235/265 9=Farm Loan S=Sub prime	2=VA Residentia 4=Commercial 6=Conventional w/PMI 8=Daily Simple Interest Loan U=Unknown	Type of loan being serviced generally defined by the existence of certain types of insurance (i.e.: FHA, VA, conventional insured, conventional uninsured, SBA, etc.).
Loss mit approval date	DATE(MM/DD/YYYY)			The date determined that the servicer and mortgagor agree to pursue a defined loss mitigation alternative.

C-2-3

Loss mit flag	VARCHAR2(2)	Y= Active loss mitigation	N=No active loss mitigation	Servicer defined indicator that identifies that the loan is involved in completing a loss mitigation alternative.
Loss mit removal date	DATE(MM/DD/YYYY)			The date that the mortgagor is denied loss mitigation alternatives or the date that the loss mitigation alternative is completed resulting in a current or liquidated loan.
Loss mit type	VARCHAR2(2)	L= Loss Mitigation NP=Pending non-performing sale DI= Deed in lieu MO=Modification SH=Short sale	LT=Litigation pending CH= Charge off FB= Forbearance plan PC=Partial claim VA=VA refunding	The defined loss mitigation alternative identified on the loss mit approval date.
Loss mit value	NUMBER(10,2)			Value obtained typically from a BPO prior to foreclosure sale intended to aid in the completion of loss mitigation activity.
Loss mit value date	DATE(MM/DD/YYYY)			Name of vendor or management company that provided the loss mitigation valuation amount.
Loss mit value source	VARCHAR2(15)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Date that the loss mitigation valuation amount was completed by vendor or property management company.
MI certificate number	VARCHAR2(15)			A number that is assigned individually to the loan by the PMI company at the time of origination. Similar to the VA LGC/FHA Case Number in purpose.
LPMI Cost	NUMBER(7,7)			The current premium paid to the PMI company for Lender Paid Mortgage Insurance.
Occupancy status	VARCHAR2(1)	O=Owner occupied U=Unknown	T=Tenant occupied V=Vacant	The most recent status of the property regarding who if anyone is occupying the property. Typically a result of a routine property inspection.
First Vacancy date/ Occupancy status date	DATE(MM/DD/YYYY)			The date that the most recent occupancy status was determined. Typically the date of the most recent property inspection.
Original loan amount	NUMBER(10,2)			Amount of the contractual obligations (i.e.: note and mortgage/deed of trust).

C-2-4

Original value amount	NUMBER(10,2)			Appraised value of property as of origination typically determined through the appraisal process.
Origination date	DATE(MM/DD/YYYY)			Date that the contractual obligations (i.e.: note and mortgage/deed of trust) of the mortgagor was executed.
FHA Part B funds received date	DATE(MM/DD/YYYY)			Actual date that funds were received from HUD as a result of transmitting the 27011B claim.
Post petition due date	DATE(MM/DD/YYYY)			The post petition due date of a loan involved in a chapter 13 bankruptcy.
Property condition	VARCHAR2(2)	1= Excellent 3=Average 5=Poor	2=Good 4=Fair 6=Very poor	Physical condition of the property as most recently reported to the servicer by vendor or property management company.
Property type	VARCHAR2(2) 3=Condo 6=Prefabricated 7=Mobile home A=Church O=Co-op CT=Condotel	1=Single family 4=Multifamily B=Commercial U=Unknown P=PUD M=Manufactured housing MU=Mixed use	2=Town house 5=Other C=Land only D=Farm R=Row house 24= 2-4 family	Type of property secured by mortgage such as: single family, 2-4 unit, etc.
Reason for default	VARCHAR2(3)
001=Death of principal mtgr
003=Illness of mtgr's family member
004=Death of mtgr's family member
006=Curtailment of income
008=Abandonment of property
011=Property problem
013=Inability to rent property
015=Other
017=Business failure
022=Energy-Environment costs
026= Payment adjustment
029=Transfer ownership pending
031=Unable to contact borrower

002=Illness of principal mtgr
005=Marital difficulties
007=Excessive obligations
009=Distant employee transfer
012=Inability to sell property
014=Military service
016=Unemployment
019=Casualty loss
023= Servicing problems
027=Payment dispute
030=Fraud
INC=Incarceration
Cause of delinquency as identified by mortgagor.
REO repaired value	NUMBER(10,2)			The projected value of the property that is adjusted from the "as is" value assuming necessary repairs have been made to the property as determined by the vendor/property management company.

C-2-5

REO list price adjustment amount	NUMBER(15,2)			The most recent listing/pricing amount as updated by the servicer for REO properties.
REO list price adjustment date	DATE(MM/DD/YYYY)			The most recent date that the servicer advised the agent to make an adjustment to the REO listing price.
REO value (as is)	NUMBER(10,2)			The value of the property without making any repairs as determined by the vendor/property management company.
REO actual closing date	DATE(MM/DD/YYYY)			The actual date that the sale of the REO property closed escrow.
REO flag	VARCHAR2(7)	Y=Active REO	N=No active REO	Servicer defined indicator that identifies that the property is now Real Estate Owned.
REO original list date	DATE(MM/DD/YYYY)			The initial/first date that the property was listed with an agent as an REO.
REO original list price	NUMBER(15,2)			The initial/first price that was used to list the property with an agent as an REO.
REO net sales proceeds	NUMBER(10,2)			The actual REO sales price less closing costs paid. The net sales proceeds are identified within the HUD1 settlement statement.
REO sales price	NUMBER(10,2)			Actual sales price agreed upon by both the purchaser and servicer as documented on the HUD1 settlement statement.
REO scheduled close date	DATE(MM/DD/YYYY)			The date that the sale of the REO property is scheduled to close escrow.
REO value date	DATE(MM/DD/YYYY)			Date that the vendor or management company completed the valuation of the property resulting in the REO value (as is).
REO value source	VARCHAR2(15)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Name of vendor or management company that provided the REO value (as is).
Repay first due date	DATE(MM/DD/YYYY)			The due date of the first scheduled payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.

C-2-6

Repay next due date	DATE(MM/DD/YYYY)	The due date of the next outstanding payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay plan broken/reinstated/closed date	DATE(MM/DD/YYYY)	The servicer defined date upon which the servicer considers that the plan is no longer in effect as a result of plan completion or mortgagor's failure to remit payments as scheduled.
Repay plan created date	DATE(MM/DD/YYYY)	The date that both the mortgagor and servicer agree to the terms of a forbearance or repayment plan.
SBO loan number	NUMBER(9)	Individual number that uniquely identifies loan as defined by Aurora Master Servicing.
Escrow balance/advance balance	NUMBER(10,2)	The positive or negative account balance that is dedicated to payment of hazard insurance, property taxes, MI, etc. (escrow items only).
Title approval letter received date	DATE(MM/DD/YYYY)	The actual date that the title approval was received as set forth in the HUD title approval letter.
Title package HUD/VA date	DATE(MM/DD/YYYY)	The actual date that the title package was submitted to either HUD or VA.
VA claim funds received date	DATE(MM/DD/YYYY)	The actual date that funds were received by the servicer from the VA for the expense claim submitted by the servicer.
VA claim submitted date	DATE(MM/DD/YYYY)	The actual date that the expense claim was submitted by the servicer to the VA.
VA first funds received amount	NUMBER(15,2)	The amount of funds received by the servicer from VA as a result of the specified bid.
VA first funds received date	DATE(MM/DD/YYYY)	The date that the funds from the specified bid were received by the servicer from the VA.
VA NOE submitted date	DATE(MM/DD/YYYY)	Actual date that the Notice of Election to Convey was submitted to the VA.
Zip Code	VARCHAR2(5)	U.S. postal zip code that corresponds to property location.

C-2-7

FNMA Delinquency status code	VARCHAR2(3) 24=Drug seizure 28=Modification 31=Probate 44=Deed-in-lieu 62=VA no-bid 65=Ch. 7 bankruptcy	09=Forbearance 26=Refinance 29=Charge-off 32=Military indulgence 49=Assignment 63=VA Refund 66=Ch. 11 bankruptcy	17=Preforeclosure sale 27=Assumption 30=Third-party sale 43=Foreclosure 61=Second lien considerations 64=VA Buydown 67=Ch. 13 bankruptcy	The code that is electronically reported to FNMA by the servicer that reflects the current defaulted status of a loan (i.e.: 65, 67, 43 or 44).
FNMA delinquency reason code	VARCHAR2(3)
001=Death of principal mtgr
003=Illness of mtgr's family member
005=Marital difficulties
007=Excessive obligations
009=Distant employee transfer
012=Inability to sell property
014=Military service
016=Unemployment
019=Casualty loss
023= Servicing problems
027=Payment dispute
030=Fraud
INC=Incarceration

002=Illness of principal mtgr
004=Death of mtgr's family member
006=Curtailment of income
008=Abandonment of property
011=Property problem
013=Inability to rent property
015=Other
017=Business failure
022=Energy-Environment costs
026= Payment adjustment
029=Transfer ownership pending
031=Unable to contact borrower
The code that is electronically reported to FNMA by the servicer that describes the circumstance that appears to be the primary contributing factor to the delinquency.
Suspense balance	NUMBER(10,2)			Money submitted to the servicer, credited to the mortgagor's account but not allocated to principal, interest, escrow, etc.
Restricted escrow balance	NUMBER(10,2)			Money held in escrow by the mortgage company through completion of repairs to property.
Investor number	NUMBER (10,2)			Unique number assigned to a group of loans in the servicing system.

C-2-8

EXHIBIT D

TRANSACTION PARTIES

Trustee: Wells Fargo Bank, N.A.

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: ABN AMRO Bank N.V.

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Colonial Savings, F.A. and Countrywide Home Loans Servicing LP.

Originators: ACT Mortgage Corporation, Baltimore American Mortgage Corp., Colonial Savings, F.A., Countrywide Home Loans, Inc., Freedom Mortgage Corp., Lehman Brothers Bank, FSB, Meridias Capital, Inc., Platinum Community Bank, FSB, Plaza Home Mortgage Inc. and Residential Mortgage Capital, Shea Mortgage Inc.

Custodians: LaSalle Bank National Association and U.S. Bank National Association

Seller: Lehman Brothers Holdings Inc.